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                                                           Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-87522) of NN Ball and Roller, Inc. of our report dated January 17, 1997, appearing on page 20 in the 1996 Form 10-K.


PRICE WATERHOUSE LLP

Winston-Salem, North Carolina
March 27, 1997